FINANCIAL ASSETS AND LIABILITIES (Details Narrative) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Financial Assets And Liabilities
Face value of bond	$ 1,233	$ 1,309
Techniques used for level2 and level3 fair value measurements	Shares: it was determined using the income-based approach through the “Indirect Cash Flow” method, that is, the net present value of expected future cash flows, mainly through the collection of dividends taking into consideration the 4.04% and 4.55% equity interest, both direct and indirect, in TJSM and TMB, respectively, resulting from the Federal Government’s restructuring of assets in the energy sector detailed in Note 2.1.4 and a 13.7% discount rate. The key assumptions were prepared based on estimates on the future behavior of certain sensitive variables, including: (i) the dividend distribution policy; (ii) reference prices for energy sold in the spot market; (iii) projections of the availability and dispatch of power plants; (iv) the evolution of structural costs and expenses; (v) macroeconomic variables such as inflation and exchange rates, etc. As of December 31, 2021, the Company recognized profits as a result of changes in the fair value of financial instruments classified as level 3 in the amount of US$ 18 million, under the item “Other financial results” of the Consolidated Statement of Comprehensive Income. Current values may substantially differ from projections, mainly on account of: i) the timeliness and magnitude of the distribution of dividends, ii) the timeliness and magnitude of energy price updates, and/or iii) the evolution of costs. The Company estimates that any sensitivity analysis that considers changes in any of the estimates taken individually may lead to distorting conclusions, generating an adverse effect on the Company’s results.